UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of The
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  October 7, 2009

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 7, 2009, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), entered into a four (4) year agreement (the “License Agreement”) with Brand Extension Mobile Solutions, S.A., a Madrid (Spain) corporation (“BEMS”), pursuant to which the Company granted to BEMS a non-exclusive license to use the Licensed Platform in an approved Field of Use within a certain geographical Territory (as such capitalized terms are defined in the License Agreement).

The Licensed Platform will support BEMS’s performance of exclusive commercial operations under a particular cooperation agreement between BEMS and Telefónica Internacional, S.A.U. (“Telefónica”). BEMS intends to use the Company as its prime vendor in connection with such agreement with Telefónica. The License Agreement grants to BEMS the right to distribute the Company’s barcode reading software via download or through its inclusion in mobile devices. The License Agreement also requires BEMS to purchase twenty-five (25) of the Company’s hardware products to support testing and marketing of barcode and mobile barcode based ticketing and couponing activities.

The License Agreement requires the Company to provide certain Support Services (as defined in the License Agreement), which include providing support, maintenance, upgrade and update services to BEMS or to BEMS’s customers. The License Agreement also provides that the Company shall have certain limited sublicense and interoperability obligations to facilitate BEMS’s existing relationships and obligations.

The foregoing description of the License Agreement is qualified in its entirety by reference to the complete and actual terms of the License Agreement, a copy of which is attached hereto as Exhibit 10.1 which is hereby incorporated by reference herein in its entirety.

Item 8.01   Other Events.

On October 13, 2009, the Company issued a press release (the “Press Release”) announcing the License Agreement.  A copy of the Press Release has been furnished with this Current Report on Form 8-K and is attached hereto as Exhibit 99.1, which is hereby incorporated by reference herein in its entirety.

Item 9.01   Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	License and Support Services Agreement by and between the Company and Brand Extension Mobile Solutions, S.A., dated October 7, 2009	Provided herewith.

Exhibit 99.1	Press Release, dated October 13, 2009	Provided herewith.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2009	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael W. Zima
	Name:	Michael W. Zima
	Its:	Chief Financial Officer